                              FBR FAMILY OF FUNDS

                                 -------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                                     [LOGO]

                                 ANNUAL REPORT
                                OCTOBER 31, 1999

FBR FAMILY OF FUNDS

Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

1-888-888-0025
e-mail: info@fbrfunds.com
Internet: http://www.fbrfunds.com

                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                             LETTER TO SHAREHOLDERS

                                                                December 2, 1999

Dear Shareholder:

    We are pleased to bring you the annual report of the FBR Family of Funds (the "Trust") for the fiscal year ended October 31, 1999. It has been a difficult year by any measure. In last year's annual letter, I wrote about the large disparity between the returns of the technology heavy NASDAQ Composite Index compared to the Russell 2000 Index ("Russell 2000"), which is representative of the small cap market. During 1999 this disparity not only continued, but widened. This is evidenced by the fact that from the beginning of 1998 through November 30, 1999, the NASDAQ Composite Index was up 118.73% while the Russell 2000 was up just 6.58%. Generally speaking, during periods of optimism, investors are willing to bid up issues based on PROJECTIONS of revenues and earnings that may come far in the future. During less optimistic times, investors typically place more weight on CURRENT assets and earnings. We have clearly been in a period of tremendous optimism. Some of this differential is justified because of the significant growth experienced by technology companies. However, much of this disparity is based on expectations for future growth that may or may not materialize. Fortunately for the Trust's shareholders, portfolio managers David Ellison, Chuck Akre and Skip Aylesworth have experienced these cycles in the past, which we believe allows each of them a strategic advantage in maximizing the investment opportunities which the current market environment offers.

    We believe our funds provide investors with the advantages of specialization within growing industries, and experienced management. Although some investors attempt to profit by timing the ups and downs of various industry sectors, the funds are not managed toward that objective -- they are managed with the belief that over an extended period, prudent investments in strong industry sectors will produce better than average investment returns.

    The FBR Small Cap Value Fund ("Small Cap Value Fund") continues to produce strong shareholder value in the face of a small company market that has lacked investor favor for some time. The Small Cap Value Fund's average annual return from inception (01/03/97) is 14.39%, far outpacing its benchmarks, the Russell 2000 and the Lipper Small Cap Value Index which returned 7.91% and 4.84%, respectively, for the same time period. The FBR Realty Growth Fund ("Realty Growth Fund") also posted better results than its benchmark, the NAREIT Total Return Index ("NAREIT"), with an average annual return from inception (07/03/95) of 8.30% versus the NAREIT's 6.87% for the same time period.

    As a result of the current sentiment favoring growth companies, financial services funds continue to lag the broad market. The FBR Financial Services Fund ("Financial Services Fund") and FBR Small Cap Financial Fund ("Small Cap Financial Fund") are not immune to this, for reasons David Ellison will address in his remarks. The average annual return since inception (01/03/97) for the Financial Services Fund and Small Cap Financial Fund were 16.17% and 11.77%, respectively, compared to the Lipper Financial Services Fund Index which returned 18.76% for the same time period.

    The annual report is a good forum for our portfolio managers to communicate directly with shareholders. In the sections that follow, they will discuss their approach to investing, and outline their views on the market conditions over the past year and how they have affected the performance of their funds. Detailed performance data for each fund can be found in the "Financial Highlights" and line graph sections of this report.

DAVID ELLISON, PORTFOLIO MANAGER -- FBR FINANCIAL SERVICES FUND AND FBR SMALL
  CAP FINANCIAL FUND

    The last two years have been difficult. While we believe the funds have done well relative to comparable indices, they have not kept up with the broader averages. A slowdown in earnings growth, which developed in 1998, continued into 1999. While there is much hope present in other sectors of the market about earning prospects, the financial services industry continues to show that it is human.

    What are the problems? First, lending spreads (the difference between borrowing costs and lending rates) remain under pressure. There are lots of players in the loan and deposit business and they all want to grow. While this business has always been competitive, it is more so today because everyone appears to be financially healthy and to have ample capital. Second, fee income growth appears to be slowing. After many years of entering new fee producing businesses and improving existing ones, most of the easy growth is behind them. Third, consolidation activity has slowed. Consolidation has generally produced stronger and more competitive companies. Without consolidation maintaining investor interest becomes more difficult. Finally, fear. Fear of rising interest rates, fear of Y2K disruptions, fear of what the Internet will do to the traditional banking business, fear of a recession and related credit troubles, fear of missing technology stocks.

    What about the future? As anyone will tell you, the future is about change. I believe conditions that have created investor apathy towards financial stocks will change. I believe technology will help the business get better, not destroy it. I believe rising interest rates are better than falling interest rates, because rising interest rates weed out weaker players. I believe current earnings difficulties will push management to do better. I believe merger activity will pick up again. I believe that if a recession comes, most companies will be ready.

    As always, the funds will continue to own what we believe are well managed companies that appear capable of adapting to change while sticking to fundamentals. Those fundamentals include keeping credit exposure in check, keeping expenses down, building fee income, investing in the business prudently, having ample capital and liquidity and taking advantage of consolidation opportunities.

CHUCK AKRE, PORTFOLIO MANAGER -- FBR SMALL CAP VALUE FUND

    What are the expectations of my fellow investors in the Small Cap Value Fund? On the occasions that we talk to them directly, here is what we have told them:

    Our primary goal is to compound our shareholder's capital at a rate that we hope will be above our benchmark. In order to achieve this, we very carefully select a small number of businesses that we believe are outstanding, operated by shareholder-oriented management. We are particularly drawn to those companies that we believe have an opportunity to reinvest all excess profits generated back into their business model, and earn a high return on these reinvestments.

    This past year's market has been a remarkable place to be involved. All sorts of valuations may be found in new companies, which both stretch and test our mental abilities to understand these businesses, as well as their market valuations. However, we continue to believe that small cap stocks are significantly undervalued, and that our objective is to capitalize on this situation by making investments that are likely to deliver multi-year returns at above average levels.

    The fund has had a positive performance this year. We expect that concentrating our assets in businesses we believe are truly outstanding will help us to accomplish greater investment goals during the upcoming year. Our one-year return from October 31, 1998 through October 31, 1999 was 16.24%. This compares favorably to our benchmarks, the Lipper Small Cap Value Index and the Russell 2000, which were up 2.23% and 14.95%, respectively, for the same time period. At the end of October we held just twenty-two companies in the portfolio, with the top five holdings amounting to approximately 57.05% of our assets, and the top ten holdings amounting to approximately 80.97% of the fund.

    We don't try to predict in which direction the markets will head. Rather, we spend our time identifying a handful of businesses we think are terrific where we can invest our shareholder's money when the values are reasonable. Our goal is to remain flexible in our outlook, focused on quality businesses and remain dedicated with our own money as well as yours to achieve a solid, tax-efficient return on our capital.

SKIP AYLESWORTH, PORTFOLIO MANAGER -- FBR REALTY GROWTH FUND

    Although the Realty Growth Fund continued to outperform its benchmark for the most recent fiscal year, it was still a disappointment that the return was negative. For the fiscal year ended October 31, 1999, your fund returned -3.77% as compared to the NAREIT which returned -8.41%. Although the exuberance of the high-tech sector tends to overshadow investing in real estate securities, we believe that using REITs and non-REITs as a substitute for utility stocks or bonds as an asset class continues to hold merit.

    Over the last twelve months, our universe of approximately 300 publicly traded real estate companies (REITs and non-REITs) has been driven by several factors. The gradual tightening of interest rates by the Federal Reserve throughout the year was a general negative for the industry by making the cost of borrowing money more expensive and increasing the yield demanded by income-oriented investors. In addition, most property types and most geographic areas of the country, with minor exceptions, were in supply equilibrium. This kept rental increases modest and, hence, the growth of earnings for many of these companies slowed.

    I'd like to comment on two sectors of the overall real estate market that have driven some of the investment decisions of your fund and have impacted performance. Hotels and health care. Investors have roundly shunned the hotel sector as a large supply of new rooms has come on the market in many areas. The health care sector has also become highly out of favor due to health care management companies adjusting to new reimbursement formulas of the federal government. This has led to issuers in the two industry groups to report reduced earnings and reduce or eliminate their dividend. Some have even filed bankruptcy. The two groups are so out of favor with investors that their security prices are priced at historically low multiples of cash flow coupled with extraordinary dividend yields. In other words, they are on sale and now offer some historic values. With the "Value" portion of your fund we have over-weighted our investments in these two sectors. While we believe we are well positioned for a recovery in these sectors, which we believe will certainly come, we have also paid the price of reduced near-term performance.

    We of course have had some investment successes over the last year as we liquidated many of the large cap REITs in the spring rally, only to be able to begin buying the same companies back this fall at 20-30% lower prices. In addition, two of our "opportunistic investments" provided us with exceptional returns as we liquidated them. Our position in the distressed Resort Income Investors, Inc. (Symbol: RIIV) was liquidated as the company went out of business at a return of 94% to our original investment. We also sold our investment in Crescent Operating, Inc. (Symbol: COPI) after only a four month hold with an overall return of 63%. At the time of purchase, both investments represented approximately 1% of the fund's net assets. Upon sale, both investments represented approximately 2% of the fund's net assets. Although we don't perceive ourselves as market timers, we certainly appreciated these great returns.

    Looking forward, we continue to believe that the real estate sector offers investors great income with moderate growth potential. These characteristics are often considered defensive and are used for asset diversification purposes. Your fund distinguishes itself from its peers by following a three-pronged investment philosophy toward this industry group. By investing for "Quality, Value and Opportunity," we believe your portfolio is well diversified to continue its record of surpassing target benchmark returns. As a fellow shareholder of the Realty Growth Fund, I look forward to our mutual success in the years ahead.

IN CONCLUSION

    FBR Fund Advisers, Inc.'s parent firm, Friedman, Billings, Ramsey Group, Inc., recently announced a definitive agreement to acquire Money Management Associates LP ("MMA") and Rushmore Trust and Savings, FSB, Bethesda, MD. MMA is the adviser to the Rushmore Funds. This will expand the diversity of our fund offerings and may have a positive effect on the funds' expense structures. We expect this transaction to close in mid-2000 and will keep you apprised of how this development will affect shareholders of the funds.

    We hope you find this report helpful in evaluating your investment in the funds. As always, we welcome the opportunity to discuss our funds with you. To receive a free copy of the FBR Family of Funds prospectus and to address any questions or concerns you may have, please call our marketing representatives at 1-888-888-0025. To discuss your particular account, contact our shareholder representatives at 1-800-821-3460.

Sincerely,

/s/ C. Eric Brugel
C. Eric Brugel
Chairman & President
FBR Family of Funds

----------------

An investment in the funds entail investment risks inherent in equity investments. These risks may be enhanced by the small capitalization of the issuers in which the funds typically invests, as these issuers may be particularly susceptible to adverse economic developments, and the market prices of their securities tend to be more volatile than those of larger companies. Further, the funds' focused investment style closely ties its performance to developments affecting a narrow market sector or a limited number of issuers.

Investments in real estate companies and REITs may be adversely affected by a decline in value of real estate assets, fluctuations in interest rates, credit quality trends and the cash flow of underlying assets. Certain REITs have relatively small market capitalizations and, therefore, may not respond to market rallies or downturns as much as other types of equity securities.

Total return represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements during this time period. Without waivers and related reimbursements, total returns would have been lower.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     FUND SHARES(1)(2) VS. VARIOUS INDICES
                                  (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FBR FINANCIAL      S&P 500      LIPPER FINANCIAL
                                                             SERVICES     COMPOSITE INDEX      SERVICES
                                                               FUND                           FUND INDEX
Jan. 3, 1997                                                     $10,000          $10,000           $10,000
Apr. 30, 1997                                                    $10,567          $10,936           $11,006
Oct. 31, 1997                                                    $13,358          $12,593           $13,678
Apr. 30, 1998                                                    $16,649          $15,425           $16,756
Oct. 31, 1998                                                    $14,309          $15,362           $14,438
Apr. 30, 1999                                                    $16,065          $18,971           $17,172
Oct. 31, 1999                                                    $15,282          $19,304           $16,267
Past performance is not predictive of future performance.

                              TOTAL RETURNS
                                          ONE YEAR ENDED     AVERAGE
                                          OCTOBER 31, 1999   ANNUAL(3)
                                               -----          -----
    FBR Financial Services Fund(1)(2)....       6.80%         16.17%
    S&P 500 Composite Index(1)...........      25.66          26.16
    Lipper Financial Services Fund
    Index(1).............................      12.66          18.76

------------------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2) FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and/or expenses in excess of expense limitations.

(3) For the period January 3, 1997 (commencement of investment operations) through October 31, 1999.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR SMALL CAP FINANCIAL FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     FUND SHARES(1)(2) VS. VARIOUS INDICES
                                  (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FBR SMALL CAP   RUSSELL 2000  LIPPER FINANCIAL
                                                           FINANCIAL FUND     INDEX          SERVICES
                                                                                            FUND INDEX
Jan. 3, 1997                                                      $10,000       $10,000           $10,000
Apr. 30, 1997                                                     $10,617        $9,604           $11,006
Oct. 31, 1997                                                     $14,608       $12,213           $13,678
Apr. 30, 1998                                                     $17,081       $13,695           $16,756
Oct. 31, 1998                                                     $13,150       $10,791           $14,438
Apr. 30, 1999                                                     $13,662       $12,437           $17,172
Oct. 31, 1999                                                     $13,701       $12,404           $16,267
Past performance is not predictive of future performance.

                              TOTAL RETURNS
                                          ONE YEAR ENDED     AVERAGE
                                          OCTOBER 31, 1999   ANNUAL(3)
                                               -----          -----
    FBR Small Cap Financial Fund(1)(2)...       4.19%         11.77%
    Russell 2000 Index(1)................      14.95           7.91
    Lipper Financial Services Fund
    Index(1).............................      12.66          18.76

------------------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2) FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and/or expenses in excess of expense limitations.

(3) For the period January 3, 1997 (commencement of investment operations) through October 31, 1999.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                            FBR SMALL CAP VALUE FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     FUND SHARES(1)(2) VS. VARIOUS INDICES
                                  (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FBR SMALL CAP   RUSSELL      LIPPER
                                                            VALUE FUND    2000 INDEX   SMALL CAP
                                                                                      VALUE INDEX
Jan. 3, 1997                                                     $10,000     $10,000      $10,000
Apr. 30, 1997                                                     $9,750      $9,604       $9,980
Oct. 31, 1997                                                    $13,917     $12,213      $12,724
Apr. 30, 1998                                                    $15,751     $13,695      $14,177
Oct. 31, 1998                                                    $12,585     $10,791      $11,183
Apr. 30, 1999                                                    $15,248     $12,437      $11,740
Oct. 31, 1999                                                    $14,629     $12,404      $11,432
Past performance is not predictive of future performance.

                              TOTAL RETURNS
                                          ONE YEAR ENDED     AVERAGE
                                          OCTOBER 31, 1999   ANNUAL(3)
                                               -----          -----
    FBR Small Cap Value Fund(1)(2).......      16.24%         14.39%
    Russell 2000 Index(1)................      14.95           7.91
    Lipper Small Cap Value Index(1)......       2.23           4.84

------------------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. As of September 30, 1999, the Lipper Small Cap Fund Index was separated into three distinct indices: the Lipper Small Cap Core Index, Lipper Small Cap Growth Index and Lipper Small Cap Value Index. Therefore, as a result of these changes the Fund's comparison data reflects those of the Lipper Small Cap Value Index.

(2) FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and/or expenses in excess of expense limitations.

(3) For the period January 3, 1997 (commencement of investment operations) through October 31, 1999.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                             FBR REALTY GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     FUND SHARES(1)(2) VS. VARIOUS INDICES
                                  (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           FBR REALTY       S&P 500      NAREIT TOTAL
                                                           GROWTH FUND  COMPOSITE INDEX  RETURN INDEX
Jul. 3, 1995                                                   $10,000          $10,000       $10,000
Oct. 31, 1995                                                   $9,664          $10,709       $10,303
Apr. 30, 1996                                                  $10,495          $12,178       $11,294
Oct. 31, 1996                                                  $12,657          $13,277       $12,962
Apr. 30, 1997                                                  $14,779          $15,226       $14,601
Oct. 31, 1997                                                  $17,781          $17,529       $17,081
Apr. 30, 1998                                                  $18,953          $21,471       $17,050
Oct. 31, 1998                                                  $14,684          $21,383       $14,560
Apr. 30, 1999                                                  $15,501          $26,156       $14,971
Oct. 31,1999                                                   $14,131          $26,871       $13,336
Past performance is not predictive of future performance.

                              TOTAL RETURNS
                                          ONE YEAR ENDED     AVERAGE
                                          OCTOBER 31, 1999   ANNUAL(3)
                                              ------          -----
    FBR Realty Growth Fund(1)(2).........      (3.77)%         8.30%
    S&P 500 Composite Index(1)...........      25.66          25.62
    NAREIT Total Return Index(1).........      (8.41)          6.87

------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Purchases made by shareholders prior to December 21, 1998, would have been subject to an initial maximum sales charge of 5.50%. As a result, total returns for such shareholders would have been lower. Performance information through September 18, 1998 is represented by the GrandView(SM) Realty Growth Fund.

(2) FBR Fund Advisers, Inc. waived its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and/or expenses in excess of expense limitations. Commencing September 18, 1998, FBR Fund Advisers, Inc. assumed the daily portfolio management responsibility for the Fund. For the period July 3, 1995 through September 18, 1998, the Fund's investment adviser was GrandView Advisers, Inc.

(3) For the period July 3, 1995 (commencement of investment operations) through October 31, 1999.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND

                            PORTFOLIO OF INVESTMENTS

                                OCTOBER 31, 1999

------------------------------------------------------------------------------
 SHARES                                                               VALUE
------------------------------------------------------------------------------
           COMMON STOCKS -- 96.0%
           BANKS - COMMERCIAL -- 18.9%
  25,000   AmSouth Bancorporation................................  $   643,750
  14,000   Fifth Third Bancorp...................................    1,033,375
  12,000   Hibernia Corporation, Class A.........................      170,250
  61,000   North Fork Bancorporation, Inc........................    1,261,937
  84,000   Peoples Heritage Financial Group, Inc.................    1,596,000
  15,000   Summit Bancorp........................................      519,375
  18,000   UST Corp..............................................      558,000
                                                                   -----------
                                                                     5,782,687
                                                                   -----------
           BANKS - MONEY CENTER -- 4.4%
  21,000   Bank of America Corporation...........................    1,351,875
                                                                   -----------
           BANKS - SUPER REGIONAL -- 19.3%
  34,000   Bank One Corporation..................................    1,277,125
  26,000   Comerica Incorporated.................................    1,545,375
  23,000   First Union Corporation...............................      981,812
  42,000   KeyCorp...............................................    1,173,375
  16,000   PNC Bank Corp.........................................      954,000
                                                                   -----------
                                                                     5,931,687
                                                                   -----------
           FINANCIAL SERVICES -- 13.0%
  10,000   Citigroup Inc.........................................      541,250
  13,000   Countrywide Credit Industries, Inc....................      441,187
  22,000   Fannie Mae............................................    1,556,500
  30,212   Fleet Boston Corporation..............................    1,317,999
   4,000   National City Corporation.............................      118,000
                                                                   -----------
                                                                     3,974,936
                                                                   -----------
           INSURANCE -- 0.4%
   2,000   MGIC Investment Corporation...........................      119,500
                                                                   -----------
           SAVINGS & LOANS - SAVINGS BANKS -- 40.0%
  46,000   Astoria Financial Corporation.........................    1,656,000
  62,000   Charter One Financial, Inc............................    1,522,875

 SHARES                                                               VALUE
------------------------------------------------------------------------------
           SAVINGS & LOANS - SAVINGS BANKS (CONTINUED)
  57,500   Commercial Federal Corporation........................  $ 1,128,438
  11,300   Dime Bancorp, Inc.....................................      201,988
  38,000   FirstFed Financial Corp. *............................      608,000
  11,000   Golden State Bancorp Inc. *...........................      229,625
  14,500   Golden West Financial Corporation.....................    1,620,375
  47,000   Roslyn Bancorp, Inc...................................      910,625
  62,000   Washington Federal, Inc...............................    1,414,375
  48,500   Washington Mutual, Inc................................    1,742,969
  43,600   Webster Financial Corporation.........................    1,248,050
                                                                   -----------
                                                                    12,283,320
                                                                   -----------
           Total Common Stocks
             (Cost $29,469,029)..................................   29,444,005
                                                                   -----------

PRINCIPAL
  AMOUNT
----------
            SHORT-TERM INVESTMENT -- 3.9%
            REPURCHASE AGREEMENT -- 3.9%
$1,200,000  Bear, Stearns & Co. Inc. (Agreement dated 10/29/99 to be repurchased at $1,200,523) 5.23%, 11/01/99 (Note
              6)
              (Cost $1,200,000)...................................    1,200,000
                                                                    -----------
            Total Investments -- 99.9%
              (Cost $30,669,029)..................................   30,644,005
            Other Assets in Excess of Liabilities -- 0.1%.........       37,451
                                                                    -----------
            Net Assets -- 100.0%..................................  $30,681,456
                                                                    ===========

------------------

 * Non-income producing.

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR SMALL CAP FINANCIAL FUND

                            PORTFOLIO OF INVESTMENTS

                                OCTOBER 31, 1999

-------------------------------------------------------------------
    SHARES                                                VALUE
-------------------------------------------------------------------
                        COMMON STOCKS -- 96.4%
                        SAVINGS & LOANS - SAVINGS BANKS -
                          CENTRAL -- 17.6%
         24,500         Cameron Financial
                          Corporation...............   $   307,781
         33,500         CFS Bancorp, Inc............       349,656
        111,200         First Place Financial
                          Corp......................     1,334,400
         26,200         First SecurityFed
                          Financial, Inc............       301,300
         18,100         Hallmark Capital Corp.*.....       181,000
         69,200         Jacksonville
                          Bancorp, Inc..............     1,003,400
        103,400         Logansport Financial
                          Corp......................       975,837
         68,000         North Central
                          Bancshares, Inc...........     1,113,500
         14,400         Union Community Bancorp.....       168,300
                                                       -----------
                                                         5,735,174
                                                       -----------
                        SAVINGS & LOANS - SAVINGS BANKS -
                          EAST -- 55.5%
         80,900         BostonFed Bancorp, Inc......     1,248,894
         44,500         Brookline Bancorp, Inc......       467,250
         43,500         Catskill Financial
                          Corporation...............       641,625
         45,000         Cohoes Bancorp, Inc.........       551,250
         70,000         First Bell Bancorp, Inc.....     1,172,500
         49,300         First Federal Savings & Loan
                          Association of East
                          Hartford..................     1,540,625
         67,000         First Keystone
                          Financial, Inc............       762,125
         37,000         First Sentinel
                          Bancorp, Inc..............       302,937
          8,300         FirstFed America
                          Bancorp, Inc..............       104,269
        102,900         Hingham Institution For
                          Savings...................     1,556,362
         55,000         Independence Community Bank
                          Corp......................       656,562
         39,400         KSB Bancorp, Inc............       723,975
         18,400         Medford Bancorp, Inc........       326,600
         14,500         Northeast Pennsylvania
                          Financial Corp............       149,531
         86,000         OceanFirst Financial
                          Corp......................     1,537,250
         47,550         Parkvale Financial
                          Corporation...............       903,450
        106,000         PennFed Financial
                          Services, Inc.............     1,643,000
-------------------------------------------------------------------
    SHARES                                                VALUE
-------------------------------------------------------------------
                        SAVINGS & LOANS - SAVINGS BANKS -
                          EAST (CONTINUED)
         15,000         Richmond County Financial
                          Corp......................   $   275,625
         69,310         Seacoast Financial Services
                          Corporation...............       762,410
         57,000         Staten Island
                          Bancorp, Inc..............     1,104,375
          3,000         Thistle Group Holdings,
                          Co........................        21,188
         19,000         Virginia Capital
                          Bancshares, Inc...........       280,250
         79,000         Woronoco Bancorp............       790,000
         32,700         Yonkers Financial
                          Corporation...............       588,600
                                                       -----------
                                                        18,110,653
                                                       -----------
                        SAVINGS & LOANS - SAVINGS BANKS -
                          SOUTH -- 2.4%
         11,400         GS Financial Corp...........       126,113
         44,600         Pocahontas Bancorp, Inc.....       278,750
         19,100         Texarkana First Financial
                          Corporation...............       383,194
                                                       -----------
                                                           788,057
                                                       -----------
                        SAVINGS & LOANS - SAVINGS BANKS -
                          WEST -- 20.9%
          9,400         First Washington
                          Bancorp, Inc..............       159,800
         83,000         FirstFed Financial Corp.
                          *.........................     1,328,000
         73,000         ITLA Capital Corporation
                          *.........................     1,104,125
         38,000         Klamath First
                          Bancorp, Inc..............       456,000
         92,500         Pacific Crest
                          Capital, Inc..............     1,399,063
          7,000         PBOC Holdings, Inc. *.......        62,125
         35,500         PFF Bancorp, Inc............       723,313
         95,000         Quaker City Bancorp, Inc.
                          *.........................     1,609,063
                                                       -----------
                                                         6,841,489
                                                       -----------
                        Total Common Stocks
                          (Cost $36,440,935)........    31,475,373
                                                       -----------

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR SMALL CAP FINANCIAL FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                OCTOBER 31, 1999

-----------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                              VALUE
-----------------------------------------------------------------
                        SHORT-TERM INVESTMENT -- 3.4%
                        REPURCHASE AGREEMENT -- 3.4%
     $1,115,695         Bear, Stearns & Co. Inc.
                          (Agreement dated 10/29/99
                          to be repurchased at
                          $1,116,181) 5.23%,
                          11/01/99 (Note 6)
                          (Cost $1,115,695)........  $ 1,115,695
                                                     -----------
                        Total Investments -- 99.8%
                          (Cost $37,556,630).......   32,591,068
                        Other Assets in Excess of
                          Liabilities -- 0.2%......       49,789
                                                     -----------
                        Net Assets -- 100.0%.......  $32,640,857
                                                     ===========

------------------

 * Non-income producing.

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                            FBR SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                OCTOBER 31, 1999

------------------------------------------------------------------
    SHARES                                               VALUE
------------------------------------------------------------------
                        COMMON STOCKS -- 98.1%
                        AUTO REPAIR -- 0.4%
        34,000          Precision Auto Care, Inc.
                          *........................   $    48,875
                                                      -----------
                        BUSINESS SERVICES -- 8.6%
        20,000          CoStar Group Inc. *........       492,500
        18,000          Fair, Isaac and Company,
                          Incorporated.............       695,250
                                                      -----------
                                                        1,187,750
                                                      -----------
                        COMMUNICATIONS -- 9.8%
        26,500          American Tower Corporation,
                          Class A */**.............       505,156
         3,500          Emmis Communications
                          Corporation */**.........       252,438
         5,000          Radio One, Inc. *..........       249,375
        13,000          Spanish Broadcasting
                          System, Inc. *...........       346,125
                                                      -----------
                                                        1,353,094
                                                      -----------
                        COMPUTER SERVICES -- 5.0%
        15,000          MICROS Systems, Inc. *.....       694,219
                                                      -----------
                        DIVERSIFIED OPERATIONS -- 1.2%
            80          Berkshire Hathaway, Inc.,
                          Class B *................       167,200
                                                      -----------
                        ENTERTAINMENT -- 0.9%
         5,000          World Wrestling Federation
                          Entertainment, Inc. *....       120,625
                                                      -----------
                        GAMING -- 18.3%
        18,000          Alliance Gaming
                          Corporation *............       134,437
        25,000          Churchill Downs, Inc. **...       650,000
       200,000          Penn National Gaming, Inc.
                          *........................     1,750,000
                                                      -----------
                                                        2,534,437
                                                      -----------
                        HEALTH CARE -- 7.9%
        64,950          United Payors & United
                          Providers, Inc. */**.....     1,091,972
                                                      -----------
                        INSURANCE - PROPERTY/CASUALTY -- 17.4%
        13,900          Markel Corporation *.......     2,403,831
                                                      -----------
                        MANUFACTURING - DIVERSIFIED -- 0.1%
           490          Blount
                        International, Inc. */**..          7,197
                                                      -----------

    SHARES                                               VALUE
------------------------------------------------------------------
                        MANUFACTURING - SPECIALTY -- 6.0%
        64,700          II-VI Incorporated */**....   $   824,925
                                                      -----------
                        MOTOR SPORTS -- 18.6%
        48,000          Dover Downs
                          Entertainment, Inc.......       762,000
        11,650          International Speedway
                          Corporation, Class A
                          **.......................       601,431
        23,800          International Speedway
                          Corporation, Class B
                          **.......................     1,213,800
                                                      -----------
                                                        2,577,231
                                                      -----------
                        PUBLISHING - NEWSPAPERS -- 3.1%
        10,000          Pulitzer Inc...............       428,750
                                                      -----------
                        TRANSPORTATION - AIR FREIGHT -- 0.6%
         3,000          Eagle USA
                          Airfreight, Inc. *.......        88,500
                                                      -----------
                        TRAVEL SERVICES -- 0.2%
        11,000          Global Vacation
                          Group, Inc. *............        33,000
                                                      -----------
                        Total Common Stocks
                          (Cost $13,079,088).......    13,561,606
                                                      -----------

  PRINCIPAL
    AMOUNT
---------------------
                        SHORT-TERM INVESTMENT -- 3.6%
                        REPURCHASE AGREEMENT -- 3.6%
      $500,000          Bear, Stearns & Co. Inc.
                          (Agreement dated 10/29/99
                          to be repurchased at
                          $500,218) 5.23%, 11/01/99
                          (Note 6) (Cost
                          $500,000)................       500,000
                                                      -----------
                        Total Investments -- 101.7%
                          (Cost $13,579,088).......    14,061,606
                        Liabilities in Excess of
                          Other Assets -- (1.7)%...      (238,459)
                                                      -----------
                        Net Assets -- 100.0%.......   $13,823,147
                                                      ===========

------------------

 * Non-income producing.

** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                             FBR REALTY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                OCTOBER 31, 1999

------------------------------------------------------------------
                                                         VALUE
    SHARES
------------------------------------------------------------------
                        COMMON STOCKS -- 98.1%
                        REAL ESTATE INVESTMENT TRUSTS -- 80.4%
                        APARTMENTS -- 8.2%
         4,100          Boddie-Noell
                          Properties, Inc............  $   38,437
         4,500          Cornerstone Realty Income
                          Trust, Inc.................      46,687
         5,500          Merry Land
                          Properties, Inc.*..........      31,625
         1,000          Mid-America Apartment
                          Communities, Inc...........      22,125
                                                       ----------
                                                          138,874
                                                       ----------
                        DIVERSIFIED -- 13.3%
         3,000          Banyan Strategic Realty
                          Trust......................      13,875
         3,000          Crescent Real Estate Equities
                          Company....................      50,063
        10,000          First Union Real Estate
                          Equity & Mortgage
                          Investments................      51,250
         8,500          Meditrust Companies..........      68,531
        25,000          TIS Mortgage Investment
                          Company....................      24,219
           200          Vornado Realty Trust.........       6,338
           700          Washington Real Estate
                          Investment Trust...........      10,675
                                                       ----------
                                                          224,951
                                                       ----------
                        HEALTH CARE -- 11.3%
         2,000          Health Care Property
                          Investors, Inc.............      52,500
         1,700          Healthcare Realty
                          Trust, Inc.................      32,725
         3,000          Nationwide Health
                          Properties, Inc............      49,687
         2,200          Senior Housing Properties
                          Trust**....................      26,950
         6,000          Ventas, Inc..................      29,250
                                                       ----------
                                                          191,112
                                                       ----------
                        HOTEL/RESTAURANT -- 24.3%
         5,700          Equity Inns Inc..............      42,750
         2,600          FelCor Lodging Trust Inc.....      44,200
         1,900          Hospitality Properties
                          Trust......................      40,137
         4,800          Host Marriott Corporation....      43,200

                                                         VALUE
    SHARES
------------------------------------------------------------------
------------------------------------------------------------------
                        HOTEL/RESTAURANT (CONTINUED)
         5,000          Humphrey Hospitality
                          Trust, Inc.................  $   33,125
         7,700          Innkeepers USA Trust.........      66,413
        15,000          Innsuites Hospitality
                          Trust......................      43,125
         5,000          Interstate Hotels
                          Corporation*...............      15,156
         4,000          Winston Hotels, Inc..........      32,500
        18,000          Wyndham
                          International, Inc.*.......      51,750
                                                       ----------
                                                          412,356
                                                       ----------
                        MORTGAGE -- 5.1%
         1,800          Annaly Mortgage Management
                          Inc........................      15,525
         1,800          Apex Mortgage
                          Capital, Inc...............      21,713
         8,000          Capstead Mortgage
                          Corporation................      31,500
         2,000          Thornburg Mortgage Asset
                          Corporation................      18,000
                                                       ----------
                                                           86,738
                                                       ----------
                        NET LEASED -- 4.7%
         2,800          Entertainment Properties
                          Trust......................      39,375
         2,200          Golf Trust of
                          America, Inc.**............      39,462
                                                       ----------
                                                           78,837
                                                       ----------
                        OFFICE/PROPERTY -- 5.5%
           500          Boston Properties, Inc.......      14,906
         1,500          Cornerstone
                          Properties, Inc............      21,844
           600          Equity Office Properties
                          Trust......................      13,275
         4,700          HRPT Properties Trust........      43,181
                                                       ----------
                                                           93,206
                                                       ----------
                        OUTLET CENTERS -- 0.4%
           200          Chelsea GCA Realty, Inc......       6,200
                                                       ----------
                        REGIONAL MALLS -- 0.9%
       100,000          EQK Realty Investors I*......      15,625
                                                       ----------
                        SHOPPING CENTERS -- 3.0%
         2,000          Malan Realty
                          Investors, Inc.............      26,000
         3,500          United Investors Realty
                          Trust......................      24,500
                                                       ----------
                                                           50,500
                                                       ----------

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                             FBR REALTY GROWTH FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                OCTOBER 31, 1999

------------------------------------------------------------------
                                                         VALUE
    SHARES
------------------------------------------------------------------
                        STORAGE -- 3.7%
        64,242          Meridian Point Realty Trust
                          '83*.......................  $   40,151
           800          Storage USA, Inc.............      23,300
                                                       ----------
                                                           63,451
                                                       ----------
                        Total Real Estate Investment
                          Trusts (Cost $1,623,805)...   1,361,850
                                                       ----------
                        OTHER REAL ESTATE RELATED -- 17.7%
                        COMMERCIAL SERVICES -- 2.6%
         1,900          Cendant Corporation*.........      31,350
           500          Central Parking
                          Corporation**..............      13,406
                                                       ----------
                                                           44,756
                                                       ----------
                        HEALTH CARE -- 0.7%
         1,000          Sunrise Assisted
                          Living, Inc.*..............      11,000
                                                       ----------
                        HOTELS -- 1.1%
         8,900          Host Funding, Inc.*..........      18,913
                                                       ----------
                        REAL ESTATE DEVELOPMENT -- 8.2%
        55,000          Atlantic Gulf Communities
                          Corporation*...............       7,150
         4,800          Catellus Development
                          Corporation*...............      56,400
         7,700          Semele Group, Inc.*..........      44,275
         1,300          The St. Joe Company..........      31,038
                                                       ----------
                                                          138,863
                                                       ----------

                                                         VALUE
    SHARES
------------------------------------------------------------------
------------------------------------------------------------------
                        REAL ESTATE INVESTMENT/MANAGEMENT -- 3.9%
        70,500          Banyan Hotel Investment
                          Fund*......................  $   30,844
        11,000          Liberte Investors, Inc.......      35,063
                                                       ----------
                                                           65,907
                                                       ----------
                        WATER -- 1.2%
        14,000          Western Water Company*.......      21,000
                                                       ----------
                        Total Other Real Estate
                          Related (Cost $397,628)....     300,439
                                                       ----------
                        Total Common Stocks
                          (Cost $2,021,433)..........   1,662,289
                                                       ----------
                        PREFERRED STOCK -- 1.0%
                        MORTGAGE -- 1.0%
         1,800          Dynex Capital, Inc.,
                          Series A (Cost $15,615)....      16,425
                                                       ----------
                        Total Investments -- 99.1%
                          (Cost $2,037,048)..........   1,678,714
                        Other Assets in Excess of
                          Liabilities -- 0.9%........      15,928
                                                       ----------
                        Net Assets -- 100.0%.........  $1,694,642
                                                       ==========

------------------

 * Non-income producing.

 ** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1999

                                                                   FBR             FBR             FBR           FBR
                                                                FINANCIAL       SMALL CAP       SMALL CAP      REALTY
                                                              SERVICES FUND   FINANCIAL FUND   VALUE FUND    GROWTH FUND
                                                              -------------   --------------   ----------    -----------
ASSETS
  Investments, at value (Cost -- $30,669,029, $37,556,630,
   $13,579,088 and $2,037,048, respectively)................   $30,644,005     $32,591,068     $14,061,606   $1,678,714
  Cash......................................................       405,029              --         969,354           --
  Collateral received for securities loaned (Note 5)........            --              --       1,892,593       56,200
  Receivable for investments sold...........................        99,872         180,258           6,875       41,177
  Receivable for Fund shares sold...........................       149,304           1,750           7,574           --
  Dividends and interest receivable.........................        48,636          40,927           7,737       16,931
  Receivable from investment adviser........................            --              --              --       14,826
  Deferred organization costs and other assets..............        28,813          27,176          25,449        3,686
                                                               -----------     -----------     -----------   ----------
    Total assets............................................    31,375,659      32,841,179      16,971,188    1,811,534
                                                               -----------     -----------     -----------   ----------
LIABILITIES
  Due to custodian..........................................            --              --              --       15,926
  Payable upon return of securities loaned (Note 5).........            --              --       1,892,593       56,200
  Payable for investments purchased.........................        96,460          44,045       1,146,325       17,436
  Payable for Fund shares repurchased.......................       481,506          59,138          54,933           --
  Advisory fees payable.....................................        11,162          11,174           1,864           --
  Distribution fees payable.................................         6,615           6,937           2,896          381
  Accrued expenses and other liabilities....................        98,460          79,028          49,430       26,949
                                                               -----------     -----------     -----------   ----------
    Total liabilities.......................................       694,203         200,322       3,148,041      116,892
                                                               -----------     -----------     -----------   ----------
NET ASSETS
  Capital stock (unlimited number of shares authorized, with
   no par value)............................................    30,553,799      40,769,390      13,469,619    2,560,087
  Undistributed net investment income.......................       118,310          46,216              --       17,450
  Accumulated net realized gain/(loss) from investments and
   options transactions, if any.............................        34,371      (3,209,187)       (128,990)    (524,561)
  Net unrealized appreciation/(depreciation) on
   investments..............................................       (25,024)     (4,965,562)        482,518     (358,334)
                                                               -----------     -----------     -----------   ----------
    Net assets applicable to shares outstanding.............   $30,681,456     $32,640,857     $13,823,147   $1,694,642
                                                               ===========     ===========     ===========   ==========
  Shares outstanding........................................     1,849,581       2,289,608         835,127      191,348
                                                               -----------     -----------     -----------   ----------
  Net asset value, offering and redemption price per
   share....................................................        $16.59          $14.26          $16.55        $8.86
                                                               ===========     ===========     ===========   ==========

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                            STATEMENT OF OPERATIONS

                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999

                                                               FBR             FBR             FBR           FBR
                                                            FINANCIAL       SMALL CAP       SMALL CAP       REALTY
                                                          SERVICES FUND   FINANCIAL FUND   VALUE FUND    GROWTH FUND
                                                          -------------   --------------   ----------    -----------
INVESTMENT INCOME
  Dividends.............................................    $  848,284      $  792,660     $   26,313     $ 127,472
  Interest..............................................        64,822          36,067         43,891         6,541
                                                            ----------      ----------     ----------     ---------
                                                               913,106         828,727         70,204       134,013
                                                            ----------      ----------     ----------     ---------
EXPENSES
  Advisory fees.........................................       356,242         370,364        138,533        20,120
  Transfer agent fees and expenses......................       144,942         158,112         86,111        33,589
  Distribution fees.....................................        99,381         104,881         40,061         5,030
  Audit and legal fees..................................        99,187          77,200         30,461         7,971
  Administration and accounting fees....................        69,708          75,553         25,849        40,895
  Federal and state registration fees...................        25,210          22,653         16,676        19,995
  Printing..............................................        32,606          30,199          7,700         3,506
  Custodian fees and expenses...........................        20,566          20,700          5,635        10,909
  Insurance.............................................        11,109          12,040          8,315         6,513
  Trustees' fees and expenses...........................         6,822           7,322          4,611         8,307
  Amortization of organization expenses.................         7,154           7,154          7,154            --
  Other.................................................         5,305          11,717          6,888         3,008
                                                            ----------      ----------     ----------     ---------
    Total expenses before waivers and related
     reimbursements.....................................       878,232         897,895        377,994       159,843
    Less: waivers and related reimbursements............      (133,490)       (119,436)       (82,737)     (119,768)
                                                            ----------      ----------     ----------     ---------
    Total expenses after waivers and related
     reimbursements.....................................       744,742         778,459        295,257        40,075
                                                            ----------      ----------     ----------     ---------
  Net investment income/(loss)..........................       168,364          50,268       (225,053)       93,938
                                                            ----------      ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments.........................................       478,246      (2,955,966)      (150,450)     (228,634)
    Options transactions................................            --              --         69,357            --
    Short sales.........................................            --              --        (17,044)           --
  Net change in unrealized appreciation/(depreciation)
   on:
    Investments.........................................     2,154,719       4,932,426      2,944,472        71,473
    Options transactions................................            --              --       (150,192)           --
                                                            ----------      ----------     ----------     ---------
  Net realized and unrealized gain/(loss) on
   investments..........................................     2,632,965       1,976,460      2,696,143      (157,161)
                                                            ----------      ----------     ----------     ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.............................................    $2,801,329      $2,026,728     $2,471,090     $ (63,223)
                                                            ==========      ==========     ==========     =========

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                             FBR FAMILY OF FUNDS
                                ----------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FBR FINANCIAL SERVICES FUND
                                                      ------------------------------
                                                           FOR THE FISCAL YEARS
                                                            ENDED OCTOBER 31,
                                                      ------------------------------
                                                          1999             1998
                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)....................    $    168,364     $    304,554
  Net realized gain/(loss) from investments.......         478,246        3,267,813
  Net change in unrealized
   appreciation/(depreciation) on investments.....       2,154,719       (5,133,972)
                                                      ------------     ------------
  Net increase/(decrease) in net assets resulting
   from operations................................       2,801,329       (1,561,605)
                                                      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................        (341,817)         (70,555)
  Net realized capital gains......................      (3,690,277)        (311,918)
  Tax return of capital...........................              --               --
                                                      ------------     ------------
  Total dividends and distributions to
   shareholders...................................      (4,032,094)        (382,473)
                                                      ------------     ------------
FUND SHARE TRANSACTIONS
  Net proceeds from the sale of shares............       3,409,487       50,376,443
  Cost of shares repurchased......................     (26,108,166)     (22,066,182)
  Shares issued in reinvestment of dividends......       3,890,730          368,559
                                                      ------------     ------------
  Increase/(decrease) in net assets derived from
   fund share transactions........................     (18,807,949)      28,678,820
                                                      ------------     ------------
  Total increase/(decrease) in net assets.........     (20,038,714)      26,734,742
NET ASSETS
  Beginning of period.............................      50,720,170       23,985,428
                                                      ------------     ------------
  End of period**.................................    $ 30,681,456     $ 50,720,170
                                                      ============     ============

------------------

  * Reported amounts include the results of operations of the FBR Realty Growth Fund for the period April 1, 1998 through October 31, 1998. Prior to September 18, 1998, the FBR Realty Growth Fund operated as the GrandView-SM- Realty Growth Fund, which had a fiscal year end of March 31, 1998. Net proceeds from the sale of shares for FBR Realty Growth Fund includes $814,924, from the conversion of GrandView-SM-
     S&P-Registered Trademark- REIT Index Fund into the FBR Realty Growth Fund on September 18, 1998.
 **  Includes undistributed net investment income as follows:

                                                              FOR THE FISCAL YEARS
                                                                ENDED OCTOBER 31,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
FBR Financial Services Fund.................................  $118,310    $291,763
FBR Small Cap Financial Fund................................    46,216     230,598
FBR Realty Growth Fund......................................    17,450      20,080

The accompanying notes are an integral part of the financial statements.

                                                    FBR SMALL CAP FINANCIAL FUND        FBR SMALL CAP VALUE FUND
                                                    -----------------------------    ------------------------------
                                                        FOR THE FISCAL YEARS              FOR THE FISCAL YEARS
                                                          ENDED OCTOBER 31,                ENDED OCTOBER 31,
                                                    -----------------------------    ------------------------------
                                                        1999            1998             1999             1998
                                                    ------------    -------------    -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)....................  $     50,268    $    275,599      $  (225,053)     $  (130,537)
  Net realized gain/(loss) from investments.......    (2,955,966)      6,209,896          (98,137)         564,052
  Net change in unrealized
   appreciation/(depreciation) on investments.....     4,932,426     (14,197,474)       2,794,280       (3,393,765)
                                                    ------------    ------------      -----------      -----------
  Net increase/(decrease) in net assets resulting
   from operations................................     2,026,728      (7,711,979)       2,471,090       (2,960,250)
                                                    ------------    ------------      -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................      (234,650)       (100,673)              --               --
  Net realized capital gains......................    (6,461,151)       (470,536)        (464,197)        (249,613)
  Tax return of capital...........................            --              --               --               --
                                                    ------------    ------------      -----------      -----------
  Total dividends and distributions to
   shareholders...................................    (6,695,801)       (571,209)        (464,197)        (249,613)
                                                    ------------    ------------      -----------      -----------
FUND SHARE TRANSACTIONS
  Net proceeds from the sale of shares............     3,677,672     105,428,314        2,554,656       18,358,863
  Cost of shares repurchased......................   (28,332,723)    (85,579,803)      (6,838,679)      (8,020,115)
  Shares issued in reinvestment of dividends......     6,489,666         548,154          454,755          248,119
                                                    ------------    ------------      -----------      -----------
  Increase/(decrease) in net assets derived from
   fund share transactions........................   (18,165,385)     20,396,665       (3,829,268)      10,586,867
                                                    ------------    ------------      -----------      -----------
  Total increase/(decrease) in net assets.........   (22,834,458)     12,113,477       (1,822,375)       7,377,004
NET ASSETS
  Beginning of period.............................    55,475,315      43,361,838       15,645,522        8,268,518
                                                    ------------    ------------      -----------      -----------
  End of period**.................................  $ 32,640,857    $ 55,475,315      $13,823,147      $15,645,522
                                                    ============    ============      ===========      ===========

                                                             FBR REALTY GROWTH FUND
                                                    ----------------------------------------
                                                                            FOR THE PERIOD
                                                    FOR THE FISCAL YEAR     APRIL 1, 1998*
                                                           ENDED                THROUGH
                                                     OCTOBER 31, 1999      OCTOBER 31, 1998
                                                    -------------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income/(loss)....................       $   93,938           $    43,403
  Net realized gain/(loss) from investments.......         (228,634)             (233,287)
  Net change in unrealized
   appreciation/(depreciation) on investments.....           71,473              (549,393)
                                                         ----------           -----------
  Net increase/(decrease) in net assets resulting
   from operations................................          (63,223)             (739,277)
                                                         ----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...........................          (93,299)              (23,323)
  Net realized capital gains......................               --              (232,383)
  Tax return of capital...........................           (5,559)                   --
                                                         ----------           -----------
  Total dividends and distributions to
   shareholders...................................          (98,858)             (255,706)
                                                         ----------           -----------
FUND SHARE TRANSACTIONS
  Net proceeds from the sale of shares............          438,779             1,769,579
  Cost of shares repurchased......................         (954,915)           (1,082,426)
  Shares issued in reinvestment of dividends......           86,206               218,262
                                                         ----------           -----------
  Increase/(decrease) in net assets derived from
   fund share transactions........................         (429,930)              905,415
                                                         ----------           -----------
  Total increase/(decrease) in net assets.........         (592,011)              (89,568)
NET ASSETS
  Beginning of period.............................        2,286,653             2,376,221
                                                         ----------           -----------
  End of period**.................................       $1,694,642           $ 2,286,653
                                                         ==========           ===========

------------------

  * Reported amounts include the results of operations of the FBR Realty Growth Fund for the period April 1, 1998 through October 31, 1998. Prior to September 18, 1998, the FBR Realty Growth Fund operated as the GrandView-SM- Realty Growth Fund, which had a fiscal year end of March 31, 1998. Net proceeds from the sale of shares for FBR Realty Growth Fund includes $814,924, from the conversion of GrandView-SM-
     S&P-Registered Trademark- REIT Index Fund into the FBR Realty Growth Fund on September 18, 1998.
 **  Includes undistributed net investment income as follows:

                                                              FOR THE FISCAL YEARS
                                                                ENDED OCTOBER 31,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
FBR Financial Services Fund.................................  $118,310    $291,763
FBR Small Cap Financial Fund................................    46,216     230,598
FBR Realty Growth Fund......................................    17,450      20,080

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                             FBR Family of Funds
                                ----------------

                              FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                         FBR FINANCIAL SERVICES FUND
                                ----------------------------------------------
                                         FOR THE
                                       FISCAL YEARS            FOR THE PERIOD
                                          ENDED               JANUARY 3, 1997*
                                       OCTOBER 31,                THROUGH
                                --------------------------      OCTOBER 31,
                                   1999           1998              1997
                                -----------    -----------    ----------------
PER SHARE OPERATING
 PERFORMANCE**
  Net asset value, beginning
   of period................      $ 16.94        $ 16.03           $ 12.00
                                  -------        -------           -------
  Net investment
   income/(loss)(2).........         0.09           0.10              0.04
  Net realized and
   unrealized gain/(loss) on
   investments(3)...........         0.97           1.04              3.99
                                  -------        -------           -------
  Net increase/(decrease) in
   net assets resulting from
   operations...............         1.06           1.14              4.03
                                  -------        -------           -------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
  Net investment income.....        (0.12)         (0.04)               --
  Net realized capital
   gains....................        (1.29)         (0.19)               --
  Tax return of capital.....           --             --                --
                                  -------        -------           -------
  Total dividends and
   distributions to
   shareholders.............        (1.41)         (0.23)               --
                                  -------        -------           -------
  Net asset value, end of
   period...................      $ 16.59        $ 16.94           $ 16.03
                                  =======        =======           =======
  Total investment
   return(4)................         6.80%          7.12%            33.58%
                                  =======        =======           =======
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (000's omitted)..........      $30,681        $50,720           $23,985
  Ratio of expenses to
   average net assets(2)....         1.88%          1.65%             1.65%(5)
  Ratio of net investment
   income/(loss) to average
   net assets(2)............         0.43%          0.61%             0.57%(5)
  Increase/(decrease)
   reflected in above
   expense ratios and net
   investment income/(loss)
   due to waivers and
   related reimbursements...         0.34%          0.22%             1.42%(5)
  Portfolio turnover rate...        70.25%        105.58%            49.68%

------------------------

  *  Commencement of investment operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reported amounts include the results of operations of the FBR Realty Growth Fund for the period April 1, 1998 through October 31, 1998. Prior to September 18, 1998, the FBR Realty Growth Fund operated as the Grandview-SM- Realty Growth Fund, which had a fiscal year end of March 31, 1998.
(2)  Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of fund shares in relation to fluctuating net asset value during the respective periods.
(4) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(5)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                         FBR SMALL CAP FINANCIAL FUND                        FBR SMALL CAP VALUE FUND
                                ----------------------------------------------    ----------------------------------------------
                                         FOR THE                                           FOR THE
                                       FISCAL YEARS            FOR THE PERIOD            FISCAL YEARS            FOR THE PERIOD
                                          ENDED               JANUARY 3, 1997*              ENDED               JANUARY 3, 1997*
                                       OCTOBER 31,                THROUGH                OCTOBER 31,                THROUGH
                                --------------------------      OCTOBER 31,       --------------------------      OCTOBER 31,
                                   1999           1998              1997             1999           1998              1997
                                -----------    -----------    ----------------    -----------    -----------    ----------------
PER SHARE OPERATING
 PERFORMANCE**
  Net asset value, beginning
   of period................      $ 15.62        $ 17.53           $ 12.00          $ 14.67        $ 16.70          $  12.00
                                  -------        -------           -------          -------        -------          --------
  Net investment
   income/(loss)(2).........         0.02           0.08              0.02            (0.27)         (0.08)            (0.05)
  Net realized and
   unrealized gain/(loss) on
   investments(3)...........         0.62          (1.81)             5.51             2.58          (1.46)             4.75
                                  -------        -------           -------          -------        -------          --------
  Net increase/(decrease) in
   net assets resulting from
   operations...............         0.64          (1.73)             5.53             2.31          (1.54)             4.70
                                  -------        -------           -------          -------        -------          --------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
  Net investment income.....        (0.07)         (0.03)               --               --             --                --
  Net realized capital
   gains....................        (1.93)         (0.15)               --            (0.43)         (0.49)               --
  Tax return of capital.....           --             --                --               --             --                --
                                  -------        -------           -------          -------        -------          --------
  Total dividends and
   distributions to
   shareholders.............        (2.00)         (0.18)               --            (0.43)         (0.49)               --
                                  -------        -------           -------          -------        -------          --------
  Net asset value, end of
   period...................      $ 14.26        $ 15.62           $ 17.53          $ 16.55        $ 14.67          $  16.70
                                  =======        =======           =======          =======        =======          ========
  Total investment
   return(4)................         4.19%         (9.99)%           46.08%           16.24%         (9.57)%           39.17%
                                  =======        =======           =======          =======        =======          ========
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (000's omitted)..........      $32,641        $55,475           $43,362          $13,823        $15,646          $  8,269
  Ratio of expenses to
   average net assets(2)....         1.89%          1.63%             1.65%(5)         1.92%          1.65%             1.65%(5)
  Ratio of net investment
   income/(loss) to average
   net assets(2)............         0.12%          0.35%             0.57%(5)        (1.46)%        (0.81)%           (0.79)%(5)
  Increase/(decrease)
   reflected in above
   expense ratios and net
   investment income/(loss)
   due to waivers and
   related reimbursements...         0.29%          0.14%             1.43%(5)         0.54%          0.60%             3.84%(5)
  Portfolio turnover rate...        25.00%         94.23%            35.41%           24.45%         78.26%            42.59%

                                   FBR REALTY GROWTH FUND                GRANDVIEW-SM- REALTY GROWTH FUND
                              ---------------------------------    --------------------------------------------
                                                                            FOR THE
                                FOR THE        FOR THE PERIOD             FISCAL YEARS           FOR THE PERIOD
                              FISCAL YEAR     APRIL 1, 1998(1)               ENDED               JULY 3, 1995*
                                 ENDED             THROUGH                 MARCH 31,                THROUGH
                              OCTOBER 31,        OCTOBER 31,       --------------------------      MARCH 31,
                                  1999              1998              1998           1997             1996
                              ------------    -----------------    -----------    -----------    --------------
PER SHARE OPERATING
 PERFORMANCE**
  Net asset value, beginning
   of period................    $   9.68          $  14.51          $  12.69       $  10.09         $  10.00
                                --------          --------          --------       --------         --------
  Net investment
   income/(loss)(2).........        0.47              0.22              0.11           0.33             0.20
  Net realized and
   unrealized gain/(loss) on
   investments(3)...........       (0.81)            (3.57)             3.00           4.14             0.36
                                --------          --------          --------       --------         --------
  Net increase/(decrease) in
   net assets resulting from
   operations...............       (0.34)            (3.35)             3.11           4.47             0.56
                                --------          --------          --------       --------         --------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
  Net investment income.....       (0.45)            (0.13)            (0.11)         (0.33)           (0.20)
  Net realized capital
   gains....................          --             (1.35)            (1.18)         (1.53)           (0.22)
  Tax return of capital.....       (0.03)               --                --          (0.01)           (0.05)
                                --------          --------          --------       --------         --------
  Total dividends and
   distributions to
   shareholders.............       (0.48)            (1.48)            (1.29)         (1.87)           (0.47)
                                --------          --------          --------       --------         --------
  Net asset value, end of
   period...................    $   8.86          $   9.68          $  14.51       $  12.69         $  10.09
                                ========          ========          ========       ========         ========
  Total investment
   return(4)................       (3.77)%          (21.14)%           24.80%         45.12%            5.70%
                                ========          ========          ========       ========         ========
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (000's omitted)..........    $  1,695          $  2,287          $  2,376       $  1,158         $    182
  Ratio of expenses to
   average net assets(2)....        2.00%             2.00%(5)          2.00%          1.89%            2.00%(5)
  Ratio of net investment
   income/(loss) to average
   net assets(2)............        4.68%             2.98%(5)          0.59%          3.12%            3.62%(5)
  Increase/(decrease)
   reflected in above
   expense ratios and net
   investment income/(loss)
   due to waivers and
   related reimbursements...        5.97%             3.41%(5)          3.68%          7.70%           29.34%(5)
  Portfolio turnover rate...      138.65%           136.24%           170.19%        197.90%           44.44%

------------------------

  *  Commencement of investment operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reported amounts include the results of operations of the FBR Realty Growth Fund for the period April 1, 1998 through October 31, 1998. Prior to September 18, 1998, the FBR Realty Growth Fund operated as the Grandview-SM- Realty Growth Fund, which had a fiscal year end of March 31, 1998.
(2)  Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of fund shares in relation to fluctuating net asset value during the respective periods.
(4) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(5)  Annualized.

The accompanying notes are an integral part of the financial statements.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FBR Family of Funds (the "Trust") is an open-end management investment company organized under the laws of the State of Delaware on April 30, 1996. The Trust currently consists of five series which represent interests in one of the following investment portfolios: FBR Financial Services Fund ("Financial Services Fund"), FBR Small Cap Financial Fund ("Small Cap Financial Fund"), FBR Small Cap Value Fund ("Small Cap Value Fund"), FBR Realty Growth Fund ("Realty Growth Fund") (each a "Fund" and collectively, the "Funds") and FBR Technology Fund. Financial Services Fund, Small Cap Financial Fund and Realty Growth Fund are diversified portfolios and Small Cap Value Fund and FBR Technology Fund are non-diversified portfolios. Each Fund is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and for other purposes, and a shareholder of one Fund is not deemed to be a shareholder of any other Fund.

Prior to December 21, 1998, the Funds offered three classes of shares which were designated as Class A, B and C shares. Effective December 21, 1998, the Funds' Class B and C shares (except for the Realty Growth Fund) were converted to Class A shares, which have been redesignated as fund shares. As of the date hereof, the Funds offer one class of shares, which are offered as no-load shares. Each Fund has an unlimited number of shares authorized with no par value. Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund commenced investment operations on January 3, 1997. Realty Growth Fund commenced investment operations on September 18, 1998. Currently, shares of the FBR Technology Fund are not being offered. However, a registration statement relating to these securities filed with the Securities and Exchange Commission is effective but has yet to commence its public offering.

Investment operations of the Realty Growth Fund was constituted through an Agreement and Plan of Reorganization (the "Reorganization Plan"), which included the liquidation and termination of the GrandView-SM- Realty Growth Fund and the GrandView-SM- S&P-Registered Trademark- REIT Index Fund (collectively the "GrandView Funds") following the transfer of all or substantially all of the assets of the GrandView Funds. The Reorganization Plan provides for the acquisition of all or substantially all of the assets of the GrandView Funds by the Realty Growth Fund in exchange for shares of the Realty Growth Fund and the assumption by the Realty Growth Fund of certain identified liabilities of the GrandView Funds.

Such Reorganization Plan was consummated on September 18, 1998, with each shareholder of the GrandView Funds receiving on such date that number of shares of the Realty Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the GrandView Funds. Shareholders in the GrandView Funds received Class A shares, which have been redesignated as fund shares, of the Realty Growth Fund. The GrandView-SM- Realty Growth Fund's historical financial data is presented as part of the Realty Growth Fund's financial statements, as the objectives and adviser of the GrandView-SM- Realty Growth Fund continue under the Realty Growth Fund.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on January 3, 1997, the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund did not have any transactions other than those relating to organizational matters and the sale of 2,777, 2,778 and 2,778 fund shares, respectively, to Friedman, Billings, Ramsey & Co., Inc. ("FBR") on December 16, 1996. Prior to commencing investment operations on September 18, 1998, the Realty Growth Fund did not have any transactions other than those relating to organizational matters and the sale of three fund shares to FBR Fund
Advisers, Inc. (the "Adviser") on September 15, 1998. Costs of approximately $35,784, $35,784 and $35,785 which were incurred by Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, respectively, in connection with the organization of its shares have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Fund. In the event that FBR, the Adviser or any transferee thereof redeems any of its original shares in any such Funds prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of such Funds are liquidated prior to the end of the sixty month period, FBR, the Adviser or any transferee thereof shall bear the unamortized deferred organization expenses. Costs incurred in connection with the Reorganization Plan were borne by the Adviser.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) on each business day. Each Fund's securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets (of which there were none as of October 31, 1999) for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Funds' Board of Trustees. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value in good faith by the Board of Trustees. The Board of Trustees will review the method of valuations on a current basis. Expenses and fees, including the advisory fee and distribution fee, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.

OPTIONS -- Each Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund's involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Funds did not engage in options transactions during the fiscal year ended October 31, 1999, except for the Small Cap Value Fund, which had the following options transactions:

                                               CALL OPTIONS                 PUT OPTIONS
                                                 PURCHASED                    WRITEN
                                         -------------------------   -------------------------
                                          CONTRACTS      PREMIUMS     CONTRACTS      PREMIUMS
                                         ------------   ----------   ------------   ----------
Outstanding at beginning of year.......        40        $ 81,808          --             --
Options written........................        --              --          35        $13,895
Options sold...........................       (40)        (81,808)         --             --
Options closed or expired..............        --              --         (35)       (13,895)
                                            -----        --------       -----        -------
Outstanding at end of year.............        --              --          --             --
                                            =====        ========       =====        =======

SHORT SELLING -- When a Fund makes a short sale, an amount equal to the proceeds received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Fund to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Fund). Upon the termination of a short sale, a Fund will recognize a gain, limited to the price at which the Fund sold the security short, if the market price is less than the proceeds originally received. A Fund will recognize a loss,

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that a Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Funds did not engage in short selling during the fiscal year ended October 31, 1999, except for the Small Cap Value Fund. The Funds had no open short sales at October 31, 1999.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreement"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust's Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date (the day in which the order to buy or sell is executed). The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' record distributions received from its investments in real estate investment trusts that represent a tax return of capital as a reduction of the cost basis of investments. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders of each of the Funds, except for the Realty Growth Fund which will be declared and paid quarterly to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment, temporary differences do not require reclassification.

At October 31, 1999, the Realty Growth Fund reclassified $3,269 within the composition of net assets from undistributed net investment income to net unrealized appreciation/(depreciation) on investments. The Small Cap Value Fund reclassified $225,053 of net investment loss to capital stock.

U.S. FEDERAL TAX STATUS -- Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to a U.S. federal excise tax.

At October 31, 1999, certain of the Funds had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2007. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Funds had the following capital loss carryforwards at October 31, 1999:

FUND
----
Small Cap Financial Fund....................................           $3,020,811
Small Cap Value Fund........................................               98,137
Realty Growth Fund..........................................              462,525

The capital loss carryforwards at October 31,1999 will expire in 2007, except for the Realty Growth Fund of which $227,439 will expire in 2006 and $235,086 will expire in 2007.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

FBR Fund Advisers, Inc. serves as each Fund's investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee equal to an annual rate of each Fund's average daily net assets, computed daily and paid monthly as follows:

FUND
----
Financial Services Fund.....................................                0.90%
Small Cap Financial Fund....................................                0.90
Small Cap Value Fund........................................                0.90
Realty Growth Fund..........................................                1.00

Prior to December 21, 1998, the Adviser had contractually undertaken to limit Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund's total operating expenses to the extent that such expenses exceeded 1.65% of each Fund's average daily net assets. Effective December 21, 1998, the Adviser has contractually undertaken to limit Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund's total operating expenses to the extent that such expenses exceed 1.95% of each Fund's average daily net assets, and 2.00% of Realty Growth Fund's average daily net assets. As necessary, these limitations were effected by waivers by the Adviser of its

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended October 31, 1999, advisory fees, waivers and reimbursements of expenses were as follows:

                                     GROSS          ADVISORY           NET
                                   ADVISORY           FEE           ADVISORY            EXPENSE
FUND                                 FEES           WAIVERS           FEES           REIMBURSEMENTS
----                               ---------       ----------       ---------       ----------------
Financial Services Fund..........  $356,242        $(133,490)       $222,752                  --
Small Cap Financial Fund.........   370,364         (119,436)        250,928                  --
Small Cap Value Fund.............   138,533          (80,452)         58,081            $ (2,285)
Realty Growth Fund...............    20,120          (20,120)             --             (99,648)

The Funds will not pay the Adviser at a later time for any amounts it may waive nor will the Funds reimburse the Adviser for any amounts which it may assume.

The Trust, on behalf of each Fund, has adopted an amended and restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund pays FBR Investment Services, Inc. (the "Distributor") a fee at an annual rate of 0.25% of each Fund's average daily net asset. These fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. For the fiscal year ended October 31, 1999, the Distributor earned $99,381, $104,881, $40,061 and $5,030 for the Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund, and Realty Growth Fund, respectively, in distribution fees. Prior to December 21, 1998, Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund had a distribution and shareholder servicing plan in effect for its Class B and C shares which were converted to Class A shares, which have been redesignated as fund shares.

For the fiscal year ended October 31, 1999, the Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund and Realty Growth Fund paid approximately $14,100, $7,800, $300 and $1,000, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Funds to FBR, an affiliate of the Adviser and the Distributor.

Prior to December 21, 1998, the Distributor collected the sales charges imposed on sales of each Fund's Class A shares, which have been redesignated as fund shares, and reallowed a portion of such charges to dealers through which the sales were made. The Distributor advanced 4.00% and 1.00% in sales commissions on the sale of its Class B and C shares, respectively, to dealers at the time of such sales. For the period November 1, 1998 through December 20, 1998, the Distributor has advised each Fund that they retained approximately $2,700, $4,600 and $3,000 in front-end sales charges resulting from sales of Class A shares of the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, respectively. From these fees, the Distributor paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, the Distributor has advised the Funds that during the period November 1, 1998 through December 20, 1998, it did not receive any contingent deferred sales charges upon certain redemptions by its Class B and C shareholders.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the costs of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) on investments for each Fund were as follows:

                                                                                      NET
                                                     GROSS           GROSS       APPRECIATION/
FUND                                  COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                              ------------   -------------   -------------   --------------
Financial Services Fund.........  $30,861,776     $1,564,034      $(1,781,805)    $  (217,771)
Small Cap Financial Fund........   37,730,584        507,673       (5,647,189)     (5,139,516)
Small Cap Value Fund............   13,609,948      2,163,675       (1,712,017)        451,658
Realty Growth Fund..............    2,170,409          9,403         (501,098)       (491,695)

For the fiscal year ended October 31, 1999, aggregate purchases and sales of investment securities and options transactions, if any, (excluding short-term investments) for each Fund were as follows:

FUND                                                           PURCHASES            SALES
----                                                          ------------       ------------
Financial Services Fund.....................................  $26,705,950        $39,756,272
Small Cap Financial Fund....................................   10,195,481         30,592,480
Small Cap Value Fund........................................    3,579,453          5,919,125
Realty Growth Fund..........................................    2,640,546          2,851,704

4. FUND SHARE TRANSACTIONS

Prior to December 21, 1998, the Funds offered three classes of shares which were designated as Class A, B, and C shares. Effective December 21, 1998, the Funds' Class B and C shares (except for the Realty Growth Fund) were converted to Class A shares, which have been redesignated as fund shares. As of the date hereof, the Funds offer one class of shares, which are offered as no-load shares.

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each Fund has an unlimited number of shares authorized with no par value, of which FBR owned 2,777, 2,778, 2,778 and 3 fund shares of Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund and Realty Growth Fund, respectively. Transactions in each Fund's fund shares were as follows:

                                            FINANCIAL SERVICES FUND*                         SMALL CAP FINANCIAL FUND*
                                 ----------------------------------------------   -----------------------------------------------
                                    SALES        REPURCHASES     REINVESTMENTS        SALES        REPURCHASES     REINVESTMENTS
                                 ------------   -------------   ---------------   -------------   -------------   ---------------
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
Shares.........................      205,789       1,595,321         245,329           251,199       1,967,951         453,578
Value..........................  $ 3,409,487     $26,108,166      $3,890,730      $  3,677,672     $28,332,723      $6,489,666
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
Shares.........................    2,741,726       1,265,509          21,591         5,677,018       4,628,869          30,657
Value..........................  $50,376,443     $22,066,182      $  368,559      $105,428,314     $85,579,803      $  548,154

                                               SMALL CAP VALUE FUND*                            REALTY GROWTH FUND**
                                   ----------------------------------------------   ---------------------------------------------
                                      SALES        REPURCHASES     REINVESTMENTS       SALES       REPURCHASES     REINVESTMENTS
                                   ------------   -------------   ---------------   -----------   -------------   ---------------
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
Shares...........................      159,802        423,286          31,805           45,274         99,305           9,040
Value............................  $ 2,554,656     $6,838,679        $454,755       $  438,779     $  954,915        $ 86,206
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
Shares...........................    1,055,949        499,213          15,001          143,851         93,361          22,029
Value............................  $18,358,863     $8,020,115        $248,119       $1,769,579     $1,082,426        $218,262

---------------------

* Transactions in the Funds' Class B and C shares were converted to Class A shares, which have been redesignated as fund shares. As a result, the Funds' share transactions shown are inclusive of Class B and C shares transactions.

** Reported amounts include the results of the Realty Growth Fund for the period April 1, 1998 through October 31, 1998. Prior to September 18, 1998, the Realty Growth Fund operated as the GrandView-SM- Realty Growth Fund, which had a fiscal year end of March 31, 1998. Sales transactions include additional shares and their associated dollar value from the conversion of the GrandView-SM- S&P-Registered Trademark- REIT Index Fund into the Realty Growth Fund on September 18, 1998.

Prior to April 18, 1998 and effective December 21, 1998, there was a 1.00% redemption fee on fund shares redeemed, which have been held 90 days or less. For the period November 1, 1997 through April 17, 1998, these fees amounted to $21,884, $120,180 and $5,197 for Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, respectively. For the period December 21, 1998 through October 31, 1999, these fees amounted to $1,531, $915, $1,303 and $88 for Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund and Realty Growth Fund, respectively. The dollar values of the share repurchases have been reduced for these fees. The redemption fees were collected and retained by each Fund for the benefit of the remaining shareholders.

5. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral equal to at least 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND
                          FBR SMALL CAP FINANCIAL FUND
                            FBR SMALL CAP VALUE FUND
                             FBR REALTY GROWTH FUND

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at October 31, 1999, except for the Small Cap Value Fund and Realty Growth Fund, which had the following value of securities on loan and the related collateral and indemnification received:

                                                 VALUE OF SECURITIES            VALUE OF COLLATERAL
FUND                                                   ON LOAN                  AND INDEMNIFICATION
----                                             -------------------            --------------------
Small Cap Value Fund......................           $1,826,996                      $1,892,593
Realty Growth Fund........................               55,320                          56,200

The cash collateral was reinvested into a repurchase agreement which was in turn collateralized by United States Treasury Notes.

For the fiscal year ended October 31, 1999, income from securities lending was $4,609, $1,971, $3,633 and $457 for the Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund and Realty Growth Fund, respectively. Such income from securities lending is included under the caption INTEREST in the Statement of Operations.

6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at October 31, 1999.

FINANCIAL SERVICES FUND

                                                               FACE                             TOTAL
ISSUER                                                        AMOUNT         MATURITY           VALUE
------                                                       ---------       ---------       -----------
United States Treasury Note, Principal Only................  6,620,000       11/15/26        $1,224,700
                                                                                             ==========

SMALL CAP FINANCIAL FUND

                                                               FACE                             TOTAL
ISSUER                                                        AMOUNT         MATURITY           VALUE
------                                                       ---------       ---------       -----------
United States Treasury Note, Principal Only................  6,155,000       11/15/26        $1,138,675
                                                                                             ==========

SMALL CAP VALUE FUND

                                                               FACE                             TOTAL
ISSUER                                                        AMOUNT         MATURITY           VALUE
------                                                       ---------       ---------       -----------
Freddie Mac REMIC, Series 1603, Class IG, 9.47%............    228,500       01/15/23        $  226,789
United States Treasury Note, Principal Only................  1,555,000       11/15/26           287,675
                                                                                             ----------
                                                                                             $  514,464
                                                                                             ==========

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND

                          FBR SMALL CAP FINANCIAL FUND

                            FBR SMALL CAP VALUE FUND

                             FBR REALTY GROWTH FUND

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

  of the FBR Family of Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund and FBR Realty Growth Fund of the FBR Family of Funds (the "Trust") as of October 31, 1999, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 31, 1998 for the FBR Realty Growth Fund were audited by other auditors whose report dated April 24, 1998, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund and FBR Realty Growth Fund of the FBR Family of Funds as of October 31, 1999, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Vienna, VA

December 22, 1999

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND

                          FBR SMALL CAP FINANCIAL FUND

                            FBR SMALL CAP VALUE FUND

                             FBR REALTY GROWTH FUND

                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (October 31, 1999) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                                FBR FINANCIAL    FBR SMALL CAP     FBR SMALL CAP    FBR REALTY
                                                SERVICES FUND    FINANCIAL FUND     VALUE FUND      GROWTH FUND
                                                -------------    --------------    -------------    -----------
Net Investment Income:
  Class A...................................       $0.1198          $0.0708                --         $0.4549
  Class B...................................        0.1149           0.0635                --              --
  Class C...................................        0.0996           0.0514                --              --
Short-Term Capital Gains:
  Class A...................................        0.3206           1.3333           $0.2119              --
  Class B...................................        0.3206           1.3333            0.2027              --
  Class C...................................        0.3206           1.3333            0.1988              --
Long-Term Capital Gains:
  Class A...................................        0.9694           0.6006            0.2224              --
  Class B...................................        0.9694           0.6006            0.2224              --
  Class C...................................        0.9694           0.6006            0.2224              --
Tax Return of Capital:
  Class A...................................            --               --                --          0.0260

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Dividends from net investment income are taxable as ordinary income, as are short-term capital gain distributions. Tax return of capital distributions require a decrease to the cost basis of a shareholder's fund shares.

The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction for each Fund are as follows:

FUND
FBR Financial Services Fund.................................      64.73%
FBR Small Cap Financial Fund................................      16.69
FBR Small Cap Value Fund....................................      10.04
FBR Realty Growth Fund......................................       6.64

                                   [FBR LOGO]
                              FBR FAMILY OF FUNDS
                                ----------------

                          FBR FINANCIAL SERVICES FUND

                          FBR SMALL CAP FINANCIAL FUND

                            FBR SMALL CAP VALUE FUND

                             FBR REALTY GROWTH FUND

             SHAREHOLDER TAX INFORMATION -- (UNAUDITED) (CONTINUED)

Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FBR FAMILY OF FUNDS

Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

1-888-888-0025
e-mail: info@fbrfunds.com
Internet: http://www.fbrfunds.com

F. David Fowler       Trustee
George W. Grosz       Trustee
Michael A. Willner    Trustee
C. Eric Brugel        Chairman of the Board
                      and President
Winsor H. Aylesworth  Vice President and
                      Treasurer
W. Bart Sanders       Senior Vice President
Frank J. Maresca      Assistant Treasurer
Vincent L. Pereira    Assistant Secretary

INVESTMENT ADVISER
    FBR Fund Advisers, Inc.
    Potomac Tower
    1001 Nineteenth Street North
    Arlington, VA 22209

DISTRIBUTOR
    FBR Investment Services, Inc.
    Potomac Tower
    1001 Nineteenth Street North
    Arlington, VA 22209

ADMINISTRATOR
    Bear Stearns Funds Management Inc.
    575 Lexington Avenue
    New York, NY 10022

ADMINISTRATION AND ACCOUNTING SERVICES/
TRANSFER AGENT
    PFPC Inc.
    Bellevue Corporate Center
    400 Bellevue Parkway
    Wilmington, DE 19809

CUSTODIAN
    Custodial Trust Company
    101 Carnegie Center
    Princeton, NJ 08540

INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP
    8000 Towers Cresent Drive
    Vienna, VA 22182

COUNSEL
    Dechert Price & Rhoads
    1775 Eye Street, N.W.
    Washington, DC 20006

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies, fees and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

10/99ANN